                                                                    Exhibit 99.1


              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of March 31, 2003 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2002 and the three months ended March 31, 2003, which we refer to as the Pro Forma Financial Information, present the pro forma effect of the sale of the company's Encoder Division.

The objective of Pro Forma Financial Information is to provide investors with information about the continuing impact of particular completed or probable transactions by indicating how the transactions might have affected historical financial statements had they occurred at an earlier date.

On October 18, 2002, the company announced that it was actively pursuing the divestiture of the Encoder Division. In accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Encoder Division was reflected as discontinued operations for all periods presented in the company's consolidated financial statements included in the company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Accordingly, the revenue, costs, expenses, assets, liabilities and cash flows of the Encoder Division have been reported separately in the consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows for all periods presented.

On May 1, 2003, Dynamics Research Corporation ("DRC") completed the sale of its Encoder Division assets and certain liabilities to GSI Lumonics in Billerica, Massachusetts for $3.3 million in cash subject to adjustment. As a result, an estimated loss of $1.1 million before taxes was recorded on the disposal of discontinued operations in the first quarter of 2003, reflecting $0.3 million of professional fees and $0.8 million of other costs to exit the business. This $1.1 million was included in the current liabilities of discontinued operations on the March 31, 2003 balance sheet.

The following unaudited pro forma consolidated balance sheet as of March 31, 2003 presents, on a pro forma basis, DRC's consolidated financial position assuming the sale of the Encoder Division had occurred on March 31, 2003.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2003 and the year ended December 31, 2002 present, on a pro forma basis, DRC's consolidated results of operations assuming the sale of the Encoder Division had occurred on January 1, 2002.

The Pro Forma Financial Information is not necessarily indicative of the results that would have actually been achieved had the transactions described above occurred on the dates indicated nor are they necessarily indicative of the results that may be achieved in the future. The pro forma adjustments are based upon available information and assumptions that the company's management believes to be reasonable under the circumstances. The Pro Forma Financial Information should be read in conjunction with DRC's consolidated financial statements and notes to those financial statements included in the company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q as previously filed with the Securities and Exchange Commission.

                          DYNAMICS RESEARCH CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              As of March 31, 2003
           (in thousands of dollars except share and per share data)

                                                                               DRC         Adjustments          Pro Forma
                                                                         ------------    --------------       --------------
Assets
------
Current assets
    Cash and cash equivalents                                                $ 2,243           $ 3,188  (a)         $ 5,431
    Receivables, net of allowances                                            28,631                 -               28,631
    Unbilled expenditures and fees on contracts in process                    28,082                 -               28,082
    Prepaid expenses and other current assets                                  2,637                 -                2,637
    Discontinued operations                                                    3,159            (3,159) (a)               -
                                                                         ------------    --------------       --------------
     Total current assets                                                     64,752                29               64,781

Non current assets

    Net property, plant and equipment                                         15,628                 -               15,628
    Deferred Income Taxes                                                      1,357                 -                1,357
    Goodwill and Intangibles, net of amortization                             29,888                 -               29,888
    Other noncurrent assets                                                    1,320                 -                1,320
    Discontinued operations                                                      291              (291) (a)               -
                                                                         ------------    --------------       --------------
      Total non current assets                                                48,484              (291)              48,193

                                                                         ------------    --------------       --------------
     Total assets                                                          $ 113,236            $ (262)           $ 112,974
                                                                         ============    ==============       ==============

Liabilities and Stockholders' Equity
------------------------------------

Current liabilities

    Current portion of long-term debt                                          $ 500               $ -                $ 500
    Notes and revolver                                                        14,000                 -               14,000
    Current deferred income taxes                                              6,253                 -                6,253
    Accounts payable                                                          11,478                 -               11,478
    Accrued payroll and employee benefits                                     13,055                96  (b)          13,151
    Capital lease obligations                                                      -                 -                    -
    Other accrued expenses                                                     3,677             1,626  (b)           5,303
    Discontinued operations                                                    1,984              (262) (a)               -
                                                                                                (1,722) (b)               -
                                                                         ------------    --------------       --------------
     Total current liabilities                                                50,947              (262)              50,685

    Capital lease obligations and notes payable                                    -                 -                    -
    Long-term debt                                                             8,125                 -                8,125
    Accrued pension liability                                                 11,778                 -               11,778
    Other non current obligations                                              1,030                 -                1,030
                                                                         ------------    --------------       --------------
     Total non current liabilities                                            20,933                 -               20,933

    Preferred stock, par value, $.10 per share
     5,000,000 shares authorized, none issued                                      -                 -                    -
    Common stock, par value, $.10 per share:
     Authorized - 30,000,000 shares
     Issued - 9,622,130 shares                                                   962                 -                  962
     Treasury stock - 1,379,426 shares                                          (138)                -                 (138)
    Capital in excess of par value                                            34,499                 -               34,499
    Unearned compensation                                                       (974)                -                 (974)
    Accumulated other comprehensive income                                    (6,881)                -               (6,881)
    Retained earnings                                                         13,888                 -               13,888
                                                                         ------------    --------------       --------------
      Total stockholders' equity                                              41,356                 -               41,356
                                                                         ------------    --------------       --------------
         Total liabilities and stockholders' equity                        $ 113,236            $ (262)           $ 112,974
                                                                         ============    ==============       ==============


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                          DYNAMICS RESEARCH CORPORATION

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

                              As of March 31, 2003



(a) Adjustment to record the sale of the assets and certain liabilities of the Encoder Division.

(b) Entry to reclassify the liabilities not assumed by the buyer from discontinued operations to continuing operations.



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                          DYNAMICS RESEARCH CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2002
           (in thousands of dollars except share and per share data)

                                                                              DRC              Adjustments         Pro Forma
                                                                         ---------------      -------------     ----------------
Revenue

   Contract revenue                                                           $ 184,994                $ -            $ 184,994
   Product sales                                                                  7,616                  -                7,616
                                                                         ---------------      -------------     ----------------
    Total revenue                                                               192,610                  -              192,610

Costs and expenses

   Cost of contract revenue                                                     156,441                  -              156,441
   Cost of product sales                                                          5,238                  -                5,238
   Selling, engineering and administrative expenses                              17,910                  -               17,910
   Amortization of intangible assets                                                374                  -                  374
                                                                         ---------------      -------------     ----------------
    Total operating costs and expenses                                          179,963                  -              179,963

Operating income                                                                 12,647                  -               12,647

Other income (expense)                                                               67                  -                   67
Interest expense, net                                                              (421)                 -                 (421)
                                                                         ---------------      -------------     ----------------

Income from continuing operations before provision
   for income taxes                                                              12,293                  -               12,293

Provision for income taxes                                                        4,936                  -                4,936
                                                                         ---------------      -------------     ----------------

Income from continuing operations                                                 7,357                  -                7,357

Loss from discontinued operations, net of tax                                    (1,124)             1,124  (a)               -
   benefit of $741

Loss on disposal of discontinued operations, net of tax                               -               (630) (b)            (630)
   benefit of $423

                                                                         ---------------      -------------     ----------------
Net income                                                                      $ 6,233              $ 494              $ 6,727
                                                                         ===============      =============     ================

Earnings per share
------------------

   Per common share - basic
    Income from continuing operations                                            $ 0.92                                  $ 0.92
    Loss from discontinued operations, net of tax                                 (0.14)                                      -
    Loss on disposal of discontinued operations, net of tax                           -                                   (0.08)
                                                                         ---------------                        ----------------
    Net income                                                                   $ 0.78                                  $ 0.84
                                                                         ===============                        ================

   Per common share - diluted
    Income from continuing operations                                            $ 0.83                                  $ 0.83
    Loss from discontinued operations, net of tax                                 (0.13)                                      -
    Loss on disposal of discontinued operations, net of tax                           -                                   (0.07)
                                                                         ---------------                        ----------------
    Net income                                                                   $ 0.70                                  $ 0.76
                                                                         ===============                        ================

Weighted average shares outstanding
-----------------------------------

   Weighted average shares outstanding - basic                                7,989,793                               7,989,793
   Dilutive effect of options                                                   887,376                                 887,376
                                                                         ---------------                        ----------------
   Weighted average shares outstanding - diluted                              8,877,169                               8,877,169
                                                                         ===============                        ================

The accompanying notes are an integral part of these unaudited pro forma financial statements.

                          DYNAMICS RESEARCH CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 2003
            (in thousands of dollars except share and per share data)


                                                                                  DRC          Adjustments            Pro Form
                                                                       -----------------     -------------       ---------------
Revenue
   Contract revenue                                                            $ 56,929               $ -              $ 56,929
   Product sales                                                                  1,677                 -                 1,677
                                                                       -----------------     -------------       ---------------
    Total revenue                                                                58,606                 -      -         58,606

Costs and expenses

   Cost of contract revenue                                                      48,152                 -                48,152
   Cost of product sales                                                          1,253                 -                 1,253
   Selling, engineering and administrative expenses                               5,781                 -                 5,781
   Amortization of intangible assets                                                455                 -                   455
                                                                       -----------------     -------------       ---------------
    Total operating costs and expenses                                           55,641                 -                55,641

Operating income                                                                  2,965                 -                 2,965

Other income (expense)                                                               42                 -                    42
Interest expense, net                                                              (277)                -                  (277)
                                                                       -----------------     -------------       ---------------

Income from continuing operations before provision
   for income taxes                                                               2,730                 -                 2,730

Provision for income taxes                                                        1,098                 -                 1,096
                                                                       -----------------     -------------       ---------------

Income from continuing operations                                                 1,632                 -                 1,634

Loss from discontinued operations, net of tax                                      (357)              357  (a)                -
   benefit of $240

Gain (loss) on disposal of discontinued operations, net of tax                     (233)              630  (b)              397
   benefit of $157
                                                                       -----------------     -------------       ---------------
Net income                                                                      $ 1,042             $ 987               $ 2,031
                                                                       =================     =============       ===============

Earnings per share
------------------

   Per common share - basic
    Income from continuing operations                                            $ 0.20                                  $ 0.20
    Loss from discontinued operations, net of tax                                 (0.04)                                      -
    Gain (loss) on disposal of discontinued operations, net of tax                (0.03)                                   0.05
                                                                       -----------------                         ---------------
    Net income                                                                   $ 0.13                                  $ 0.25
                                                                       =================                         ===============

   Per common share - diluted
    Income from continuing operations                                            $ 0.19                                  $ 0.19
    Loss from discontinued operations, net of tax                                 (0.04)                                      -
    Gain (loss) on disposal of discontinued operations, net of tax                (0.03)                                   0.05
                                                                       -----------------                         ---------------
    Net income                                                                   $ 0.12                                  $ 0.23
                                                                       =================                         ===============

Weighted average shares outstanding
-----------------------------------

   Weighted average shares outstanding - basic                                8,116,515                               8,116,515
   Dilutive effect of options                                                   529,402                                 529,402
                                                                       -----------------                         ---------------
   Weighted average shares outstanding - diluted                              8,645,917                               8,645,917
                                                                       =================                         ===============


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                          DYNAMICS RESEARCH CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                      For the Year Ended December 31, 2002
                    and the Three Months Ended March 31, 2003


For the Year Ended December 31, 2002

(a) Adjustment to eliminate the loss incurred from discontinued operations during 2002.

(b) Adjustment to record the estimated loss of $630,000, net of taxes, on disposal of discontinued operations.


For the Three Months Ended March 31, 2003

(a) Adjustment to eliminate the loss incurred from discontinued operations during the three months ended March 31, 2003.

(b) Adjustment to eliminate the estimated loss that was recorded in the consolidated historical financial statements of the company on disposal of discontinued operations of $630,000, net of taxes. The resulting pro forma gain on disposal of discontinued operations relates to royalty income associated with the 1999 sale of the company's discontinued Telecommunications Fraud Control business.